Exhibit 99.2

ATHENA GOLD CORPORATION ACQUIRES PORPHYRY COPPER GOLD MOLYBDENUM PROSPECT IN CROW SPRINGS DISTRICT, ESMERALDA COUNTY, NEVADA

•	UPDATE ON SCHEDULE FOR EXCELSIOR SPRINGS DRILL PROGRAM ASSAY RESULTS

VACAVILLE, CA –May 25, 2022 – Athena Gold Corporation (OTCQB: AHNR)(CSE: ATHA) (“Athena” or the “Company”) reports that it has acquired a porphyry copper-gold-molybdenum prospect located thirty (30) miles northwest of Tonopah, Nevada in Esmeralda County. The “Crow Springs South” or “CSS” project comprises eleven (11) Bureau of Land Management unpatented lode claims acquired through staking and a lease with an independent geologist.

The CSS Property is located in west central Nevada within the Walker Lane structural belt and hosts good potential for a porphyry copper-gold-molybdenum deposit. The claims are in the historic Crow Springs Mining District which has undergone limited past exploration and prospecting for gold, copper, molybdenum, and turquoise.

Allegiant Gold’s flagship, district-scale Eastside Gold Project, which hosts a large and expanding gold resource of over 1 million ounces, lies three (3) miles to the west.

Porphyry copper mineralization at CSS is related to strong potassic alteration that is locally developed in coarse quartz monzonite porphyry and aplitic-textured monzonite. Surface rock geochemistry indicates that moderate to strong Cu-Mo-Au mineralization is exposed at shallow levels and is amenable to reverse circulation drilling to depths of less than 1,500 feet.

A district-scale airborne magnetics radiometric survey was flown in 2021 and indicates that classic porphyry potassic alteration is associated with an untested magnetic anomaly. The untested magnetic anomaly indicates a possible porphyry copper-gold target of significant size.

John Power, Athena’s President & CEO commented, “We remain focused on our flagship Excelsior Springs Gold project but are excited to acquire a drill-ready porphyry copper gold molybdenum target in a Tier One jurisdiction to diversify our portfolio and build accretive value for our shareholders.”

“The Crow Springs District is the site of many mineralization types and there is a strong geological argument for a concealed porphyry, and significant molybdenum shows have been found. A considerable area of the district contains high potential quartz monzonite porphyry, which has received minimal exploration focus to date and we look forward to the advancement of our CSS project and the entire Crow Springs District,” added Power.

Update On Timing For Assay Results From Excelsior Springs Drill Program

Athena is pleased to update the timing of assay results of its reverse circulation (“RC”) drill program (the “2022 Drill Program”) at its Excelsior Springs project (the “Excelsior Springs Project” or the “Project”) in Esmeralda County, Nevada (see news releases dated April 18, 2022, March 30, 2022, March 8, 2022, and February 9, 2022).

A total of eleven (11) vertical and angle holes were completed in early April 2022 on both the patented and unpatented claims comprising the Project, ranging from depths of 350 to 900 feet for a total of 5,575 feet. All samples were shipped to American Assay Laboratories, an independent laboratory in Reno, Nevada, and have been received and logged into their system for processing. Our expectation is that the assay results will be received in the next month and subsequently released via a news release.

The 2022 Drill Program was designed to better delineate and expand known mineralization along strike at the Excelsior Springs Project, aggressively test target areas and further substantiate that the Project is a regional-scale, intrusion-related, gold-bearing, hydrothermal system.

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Quality Assurance and Quality Control Statement

Procedures have been implemented to assure Quality Assurance Quality Control (QAQC) of drill hole assaying being done at an ISO Accredited assay laboratory.  All intervals of drill holes are being assayed and samples were securely stored for shipment, with chain of custody documentation through delivery.  Mineralized commercial reference standards and coarse blank standards were inserted every 20th sample in sequence and results will be graphed to assure acceptable results, resulting in high confidence of the drill hole assay results.  When laboratory assays are received, the QAQC results will be immediately evaluated and graphed to analyze dependability of the drill hole assays.

As the Excelsior Springs Project advances, additional QAQC measures will be implemented including selected duplicate check assaying on pulps and coarse rejects at a second accredited assay laboratory.  All results will be analyzed for consistency.

Qualified Person

John Hiner, Licensed Geologist and Registered Member of SME (Society for Mining, Metallurgy & Exploration), a qualified person as defined by NI 43-101, has reviewed the scientific and technical information that forms the basis of this press release and has approved the disclosure herein. Mr. Hiner is not independent of the Company as he is a director of the Company and holds stock options in the Company.

About Athena Gold Corporation

Athena is engaged in the business of mineral exploration and the acquisition of mineral property assets. Its objective is to locate and develop economic precious and base metal properties of merit and to conduct its exploration program on the Excelsior Springs Project, located in Esmeralda County, Nevada, approximately 45 miles southwest of Goldfield, Nevada.

For further information about Athena Gold Corporation and our Excelsior Springs Gold project, please visit www.athenagoldcorp.com.

On Behalf of the Board of Directors

John Power
Chief Executive Officer and President

Contact:

Phone: John Power, 707-291-6198
Email: info@athenagoldcorp.com

Cautionary Statement to U.S. Investors

This press release references NI 43-101, which differs from the requirements of U.S. securities laws. NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects.

The United States Securities and Exchange Commission (“SEC”) permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can legally extract or produce. Pursuant to SEC Industry Guide 7 under the United States Securities Act of 1933, as amended, a “final” or “bankable” feasibility study is required to report reserves. Currently Athena has not delineated “reserves” on any of its properties. Athena cannot be certain that any deposits at its properties will ever be confirmed or converted into SEC Industry Guide 7 or any successor rule or regulation compliant “reserves”. Investors are cautioned not to assume that any part or all of the historic Buster Mine gold zone will ever be confirmed or converted into reserves or that it can be economically or legally extracted.

The SEC has adopted amendments to its disclosure rules to modernize the mineral property disclosure requirements for issuers whose securities are registered with the SEC under the United States Securities Exchange Act of 1934, as amended. These amendments became effective February 25, 2019, with compliance required for the first fiscal year beginning on or after January 1, 2021, and historical property disclosure requirements for mining registrants that were included in SEC Industry Guide 7 will be rescinded from and after such date.

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Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and U.S. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding the results from the 2022 Drill Program, future results from exploration, and the anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: “believes”, “will”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “may”, “should”, “potential”, “scheduled”, or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company’s projects in a timely manner, the availability of financing on suitable terms for the exploration and development of the Company’s projects and the Company’s ability to comply with environmental, health and safety laws.

The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, operating and technical difficulties in connection with mineral exploration and development activities, actual results of exploration activities, the estimation or realization of mineral reserves and mineral resources, the inability of the Company to obtain the necessary financing required to conduct its business and affairs, as currently contemplated, the timing and amount of estimated future production, the costs of production, capital expenditures, the costs and timing of the development of new deposits, requirements for additional capital, future prices of precious metals, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, lack of investor interest in future financings, accidents, labor disputes and other risks of the mining industry, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID–19, including the impact of COVID–19 on the Company’s business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, title disputes, the inability of the Company to obtain any necessary permits, consents, approvals or authorizations, including of the Canadian Securities Exchange, the timing and possible outcome of any pending litigation, environmental issues and liabilities, and other factors and risks that are discussed in the Company’s periodic filings with the SEC and disclosed in the final long form prospectus of the Company dated August 31, 2021.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise required by law.

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